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                            SIXTH AMENDMENT TO LEASE


     THIS SIXTH AMENDMENT TO LEASE (this "Amendment") is made by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord") and TEXAS MICRO INC., a Delaware corporation, successor in interest to TEXAS MICRO-SYSTEMS, INC., a Texas corporation ("Tenant"), made effective the 28th day of April, 1997.

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant did enter into that certain lease (the "Lease") dated December 11, 1992, as amended effective February 24, 1993, and October 28, 1993, and July 10, 1995, and July 31, 1995, and October 17, 1995 for certain leased space situated in the Building known as 5959 Corporate Drive, Houston, Texas; and

     WHEREAS, Landlord and Tenant again desire to amend the Lease as set forth herein;

     NOW THEREFORE, Landlord and Tenant in consideration of the premises and the mutual benefits to be derived therefrom, do hereby covenant, stipulate and agree, each with the other, to the following terms, covenants, conditions and obligations as an amendment to the Lease:

     1. All terms, covenants, obligations and conditions in this Amendment which conflict with a like provision in the Lease shall be controlling over and supersede any like provision in the Lease.

     2. All terms, covenants, obligations and conditions in the Lease not superseded and/or amended by any provision in this Amendment shall remain in full force and effect. All defined terms in the Lease shall have the same meaning in this Amendment.

     3. Tenant's preferential right to lease the Northeast Quadrant on the first floor of the Building, as provided for in Section 26.03 of the Lease, is hereby extinguished and shall no longer exist.

     Made as of the date first written above.

LANDLORD                                TENANT

CHEVRON U.S.A. INC.                     TEXAS MICRO-SYSTEMS, INC.


By       GARY SCHUMAN                   By       MICHAEL STEWART
  -----------------------------           --------------------------------
Its      Lease Manager                  Its      President and CEO
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